KKR Real Estate Finance Trust Inc. 3rd Quarter 2020 Supplemental Information October 26, 2020

Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and under Part II – Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of October 26, 2020. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2020 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Core Earnings and Core Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP. 2

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$5.0 Billion
Investment Portfolio

99.5%
Senior Loans

83%
Multifamily & Office

$135 Million
Average Loan Size

8.5%
Unfunded

Purpose built portfolio focused on ***senior loans on institutional real estate and sponsorship*** secured predominantly by ***lighter transitional, multifamily and office properties***

Conservative & Diverse Balance Sheet

$6.4 Billion
Financing Capacity

78%
Fully Non-Mark-to-Market(1)

$701 Million
Current Liquidity(2)

Conservative liability management focused on ***diversified non-mark-to-market*** financing capacity

Fully Integrated with KKR

36%
KKR Ownership in KREF

$207 Billion
Global AUM(4)

$19 Billion
Balance Sheet(4)

$11 Billion
Real Estate AUM(3) (4)

85
Real Estate Professionals

One firm culture that rewards ***investment discipline, creativity, determination and patience*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Based on outstanding face amount of secured financing and excludes convertible notes and the corporate revolving credit facility. 100% of financings are non-mark-to-capital markets marks.
(2) Comprised of $301.4 million in cash (inclusive of $12.0 million of cash in our CLO), $335.0 million undrawn corporate revolver capacity, $22.2 million approved and undrawn secured financing facilities, and $42.0 million of loan repayment proceeds held with the servicer and receivable by our CLO as of September 30, 2020.
(3) Figures represent AUM across all KKR real estate transactions since 2011; strategies include Real Estate Partners Americas, Real Estate Partners Europe, Asia Real Estate Partners, Property Partners Americas, Real Estate Credit, Real Estate NBFC, Private Equity funds, Special Situations, trophy single tenant investments in KKR Credit accounts, Balance Sheet investments and a pro rata portion of Drawbridge Realty's AUM ($495 million). KKR does not act as an investment adviser to Drawbridge or any of its portfolio investments.
(4) As of June 30, 2020.

3

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REAL ESTATE FINANCE TRUST

3Q'20 Key Highlights

Financials

- Net income[1] of $0.56 per diluted share, Core Earnings[2] of $0.58 per diluted share
- Book value[3] of $18.73 per share, compared to $18.57 per share in 2Q’20
  - Earnings benefited from low LIBOR given in-place rate floors; approximately 98% of the loan portfolio is subject to LIBOR floor of at least 0.95% with a weighted average floor of 1.86%, resulting in book value accretion
  - Book value[3] per share inclusive of ($1.16) per share CECL credit loss allowance

Liquidity & Capitalization

- $700.6 million of available liquidity[4], including $301.4 million of cash and $335.0 million undrawn on the corporate revolver
- 78% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit
- Executed a $300.0 million senior secured Term Loan B
- Net repayments of $309.8 million on financing facilities including net repayments of $50.0 million on corporate revolver

Portfolio

- $5.0 billion predominantly senior loan portfolio
  - Weighted average risk rating of 3.1
  - Multifamily and office assets represent 83% of loan portfolio; only 8% of portfolio is comprised of hospitality and retail assets
  - Received $273.1 million in loan repayments and funded $50.6 million in additional fundings on previously originated loans
  - Collected 99.8% and 99.7% of interest payments due on loan portfolio in 3Q'20 and October 2020, respectively
- Originated three floating-rate senior loans totaling $270.6 million in October 2020

Note: Net income attributable to common stockholders per share and Core Earnings per share are based on diluted weighted average shares outstanding for the quarter ended September 30, 2020; book value per share is based on shares outstanding as of September 30, 2020.

(1) Represents Net Income attributable to common stockholders.

(2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.

(3) Book value per share includes the year-to-date (“YTD”) impact of a ($0.3) million, or $0.01 per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock (‘SNVPS’), resulting in a cumulative (since issuance of the SNVPS) decrease of $2.0 million to our book value as of September 30, 2020.

(4) Comprised of $301.4 million in cash (inclusive of $12.0 million held in our CLO), $335.0 million undrawn corporate revolver capacity, $22.2 million approved and undrawn secured financing facilities, and $42.0 million of loan repayment held by servicer and receivable by our CLO as of September 30, 2020.

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KKR REAL ESTATE FINANCE TRUST

3Q'20 Financial Summary Income Statement Balance Sheet ($ in Millions) 3Q20 ($ in Millions) 3Q20 Net Interest Income $38.9 Total Portfolio $5,034.5 Other Income 1.1 Term Credit Facilities 910.8 Operating Expenses and Other (8.7) Term Lending Agreement 900.0 CECL Provision for Credit Loss, Net 0.1 Asset Specific Financing 60.0 Net Income Attributable to Common Stockholders $31.4 Secured Term Loan 300.0 Weighted Average Shares Outstanding, Diluted 55,632,170 Convertible Notes 143.8 Net Income per Share, Diluted $0.56 Total Debt $2,314.6 Core Earnings(1) $32.5 Term Loan Facility 982.0 (1) Core Earnings per Share, Diluted $0.58 Collateralized Loan Obligation 810.0 Dividend per Share $0.43 Senior Loan Interests(2) 143.6 Total Leverage $4,250.2 Cash 301.4 Total Permanent Equity 1,039.1 Debt-to-Equity Ratio(3) 1.9x Total Leverage Ratio(4) 3.8x Shares Outstanding 55,491,405 Book Value per Share(5) $18.73 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Includes loans financed through the non-recourse sale of a senior interest that is not included in our GAAP consolidated financial statements. (3) Represents (i) total debt less cash to (ii) total permanent equity. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 1.8x at 3Q'20. (4) Represents (i) total leverage less cash to (ii) total permanent equity. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.6x at 3Q'20. (5) Book value per share includes (i) CECL credit loss allowance of ($64.1) million or ($1.16) per common share, (ii) write-off of ($4.7) million or ($0.08) per common share on the Company’s $5.5 million mezzanine loan, and (iii) the YTD impact of ($0.3) million, or $0.01 per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.0 million to our book value as of September 30, 2020. 5

Recent Operating Performance Net Income(1) and Core Earnings(2) Dividends and Book Value Per Share 3Q'19 2Q'20 3Q'20 ($ in Millions) 3Q'19 2Q'20 3Q'20 Net income: Dividend per share: $23.6 $28.6 $31.4 $0.43 $0.43 $0.43 Core earnings: Dividend yield on book value per share: $25.0 $25.0 $32.5 8.8% 9.3% 9.2% $0.58 $0.56 $19.89 $0.52 $19.73 $19.54 $0.45 $0.43 $1.16 $0.41 $1.16 $18.57 $18.73 3Q'19 2Q'20 3Q'20 3Q'19 2Q'20 3Q'20 Net Income per Diluted Share Core Earnings per Diluted Share BVPS Post-CECL CECL Impact (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. 6

Conservative Portfolio Construction Investment Portfolio Evolution Property Type Evolution <3% <1% 100% 100% 86% 83% 27% 80% 80% 62% 6% Securities Multifamily 60% 60% and Office Mezz Loan 97% 99% Hospitality and Senior Loan 40% 40% 31% Retail 67% 20% 20% 7% 8% 0% 0% At IPO 4Q'18 3Q'20 At IPO 4Q'18 3Q'20 Larger Average Loan Size Future Funding as a Percentage of Total Commitments ($ in Millions) 25% $150 20% $100 15% 23% $135 10% $50 $100 5% 10% $50 9% $0 0% At IPO 4Q'18 3Q'20 At IPO 4Q'18 3Q'20 Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. 7

Last Twelve Months Loan Activity Portfolio Funding Activity – Outstanding Principal(1) ($ in Millions) Future Funding Obligations(2) $5,826 $5,769 $5,777 $5,696 $5,497 $619 $593 $78 $512 $52 $556 $765 $621 $54 $274 $338 $180 $462 $5,221 $5,075 $5,233 $5,257 $5,257 $5,035 3Q'19 4Q'19 4Q'19 4Q'19 1Q'20 1Q'20 1Q'20 2Q'20 2Q'20 2Q'20 3Q'20 3Q'20 3Q'20 Portfolio Fundings Repayments(3) Portfolio Fundings Repayments Portfolio Fundings(4) Repayments Portfolio(5) Fundings (4) Repayments(3) Portfolio(5) (1) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes $1.2 million and $65.0 million vertical loan syndications for 3Q’20 and 4Q’19, respectively. (4) Includes $1.4 million and $1.0 million PIK interest for 3Q’20 and 2Q’20, respectively. (5) Gross of write-off of $4.7 million on a $5.5 million mezzanine loan. 8

KREF Loan Portfolio by the Numbers

Total Portfolio Growth

Current Portfolio:
$5.2 billion(2)
Including net funding and repayment activity subsequent to quarter-end

($ in Millions)



$1,812
$3,383
$5,221
$5,035
3Q'17
3Q'18
3Q'19
3Q'20

Geography(3)



7%
22%
8%
9%
13%
7%
7%
6%
6%
Other <5%, 16%

Investment Type(4)



Mezz
0.5%
Senior
Loans
99.5%

Interest Rate Type



Fixed
0.1%
Floating
99.9%

Property Type



Student
Housing
1%
Retail
4%
Hospitality
4%
Industrial
1%
Condo
(Residential)
6%
Office
30%
Multifamily
53%
Office
Class-B
25%
Class-A
75%
Multifamily
Class-B
14%
Class-A
86%

Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans.
(1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. See page 21 for additional details.
(2) As of October 23, 2020.
(3) Map excludes Midwest Mezzanine portfolio ($5.5 million).
(4) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications.

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KKR REAL ESTATE FINANCE TRUST

October Loan Originations – Case Studies

Investment	Denver Multifamily	Arlington Multifamily	Oakland Office
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Loan Size	$40.0 million[1]	$70.9 million[2]	$159.7 million[3]
Location	Denver, CO	Arlington, VA	Oakland, CA
Collateral	168-unit Class-A Multifamily	360-unit Class-A Multifamily	Class-A Office Portfolio totaling 1.0 mm SF
Loan Purpose	Refinance	Refinance	Acquisition
LTV[4]	49%	73%	65%
Investment Date	October 2020	October 2020	October 2020

Asset Photos







(1) The total whole loan maximum face amount is $80.0 million, co-originated and co-funded by KREF and a KKR fund on a pari passu basis. KREF's interest is 50% of the loan.
(2) The total whole loan maximum face amount is $141.8 million, co-originated and co-funded by KREF and a KKR fund on a pari passu basis. KREF's interest is 50% of the loan.
(3) The total whole loan maximum face amount is $509.9 million, co-originated and co-funded by KREF and a KKR fund, of which $280.0 million senior notes were concurrently syndicated to third party lenders. The Company's interest is 31% of the non-syndicated loan.
(4) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

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KKR
REAL ESTATE FINANCE TRUST

Portfolio Credit Quality Remains Strong • Loan portfolio is 99.9% performing Loan-to-Value(1,2) Risk Rating Distribution(2) (% of total portfolio) (% of portfolio) Weighted Average 76% Weighted Average 2Q'20 LTV(3): 66% 2Q'20 Risk Rating(3): 3.1 28% 27% 20% 17% 16% 5% 3% 0.1% 8% 1 2 3 4 5 2 2 27 7 1 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% Loan Count Weighted Average Weighted Average 3Q'20 LTV(3): 66% 3Q'20 Risk Rating(3): 3.1 79% 29% 27% 17% 18% 14% 5% 9% 0% 2% 1 2 3 4 5 0 2 27 2 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 6 Loan Count (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. (2) Includes non-consolidated senior interests and excludes vertical loan syndications. (3) Weighted average is weighted by current principal amount for our senior and mezzanine loans. 11

Case Studies: Watch List Loans[1] (Risk Rating 4 & 5)

Investment	Portland Retail	New York Condo	Ft. Lauderdale Hotel	New York Condo	San Diego, Multifamily	Brooklyn Hotel	Queens Industrial
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	October 2015	December 2018	November 2018	August 2017	February 2020	January 2019	July 2017
Collateral	1.1M Square Foot Retail Center	126-Unit Class-A Residential Condominium	346-Key Full-Service Hotel	16 Luxury Residential Condominiums	231-Unit Class-A Multifamily	196-Key Hotel	Two Class-B Buildings Totaling 595k RSF
Loan Purpose	Refinance	Acquisition	Refinance	Refinance	Acquisition	Refinance	Acquisition
Location	Portland, OR	New York, NY	Ft. Lauderdale, FL	New York, NY	San Diego, CA	Brooklyn, NY	Queens, NY
Committed Amount	$110 million	$235 million	$151 million	$102 million	$102 million	$76 million	$70 million
Current Principal Amount	$110 million	$196 million	$141 million	$102 million	$102 million	$76 million	$67 million
Loan Basis	$101 / SF	$1,227 / SF	$408k / key	$1,720 / SF	$443k / unit	$390k / key	$117 / SF
Spread	L + 5.5%	L + 3.6%	L + 2.9%	L + 4.7%	L + 3.3%	L + 2.9%	L + 3.0%
LTV[2]	61%	71%	62%	53%	71%	69%	64%
Max Remaining Term (Yrs.)	0.1	3.3	3.2	1.0	4.4	3.4	1.8
Loan Risk Rating	5	4	4	4	4	4	4

(1) Excludes $5.5 million mezzanine loan risk-rated 5.
(2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: 78% Non-Mark-To-Market

- Diversified financing sources totaling $6.4 billion with $2.2 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon	Advance Rate	Non-MTM
Term Credit Facilities	$2,000	$911	L+1.6%	65.9%	- (2)
Term Lending Agreement	$900	$900	L+1.9%	81.2%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Asset Specific Financing	$300	$60	L+1.7%	78.9%	✓
Secured Term Loan	$300	$300	L+4.8%	-	✓
Convertible Notes	$144	$144	6.1%	-	✓
Corporate Revolving Credit Facility	$335	$0	L+2.0%	-	✓
Total Corporate Obligations	**$4,479**	**$2,315**			
Term Loan Facility	$1,000	$982	L+1.6%	82.4%	✓
Collateralized Loan Obligation	$810	$810	L+1.4%	81.0%	✓
Senior Loan Interests(1)	$144	$144	L+1.6%	80.0%	✓
Total Leverage	**$6,433**	**$4,251**			

Leverage Ratios



1.9x
0.1x
1.8x
3.8x
0.2x
3.6x
Debt-to-Equity Ratio (3)
Total Leverage Ratio (4)
CECL Impact
Pre-CECL

Outstanding Secured Financing(5)



Asset Specific Financing 1%
Senior Loan Interests 4%
Secured Term Loan 7%
Term Credit Facilities 22%
Term Loan Facility 24%
Term Lending Agreement 22%
Collateralized Loan Obligation 20%
Non-Mark-to-Market 78%

(1) Includes $143.6 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interest in loans KREF originated.
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions.
(3) Represents (i) facilities outstanding face amount (excluding non-recourse term loan facility), secured term loan, and convertible notes less cash to (ii) total permanent equity, in each case, at period end.
(4) Represents (i) facilities outstanding face amount, secured term loan, convertible notes, loan participations sold (excluding vertical loan syndications), non-consolidated senior loan interests, and collateralized loan obligation less cash to (ii) total permanent equity, in each case, at period end.
(5) Based on outstanding face amount of secured financing and excludes convertible notes and the corporate revolving credit facility.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: Term Credit Facilities ($ in Millions) Counterparty Total / Weighted Average Drawn $414 $419 $78 $911 Capacity $1,000 $600 $400(1) $2,000 Collateral: Loans / Principal 5 Loans / $654 3 Loans / $568 2 Loans / $161 10 Loans / $1,383 Balance Stated Maturity November 2023 December 2022 October 2023 - Weighted Average Pricing L + 1.4% L + 1.8% L + 1.9% L + 1.6% Weighted Average Advance 63.4% 73.7% 48.4% 65.9% Mark-to-market Credit Only Credit Only Credit Only(2) - Student Condo Housing 4% 6% Retail 10% Property Type(3): Office Multi- 12% family 68% (1) Facility capacity steps down to $240 million on October 30, 2020. (2) Facility benefits from a margin holiday through December 2020. (3) Based on principal balance of financing. 14

Liquidity Overview Sources of Available Liquidity ($ in Millions) $800.0 $700.6 $700.0 $42.0 $22.2 $600.0 $500.0 $335.0 $400.0 $300.0 $301.4 $200.0 $100.0 $0.0 Cash Undrawn Approved and Undrawn Loan Repayment Receivable (2) Total Available Liquidity Corporate Revolver Credit Capacity (1) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. (2) Represents proceeds from loan repayment held by the servicer and receivable by our CLO as of September 30, 2020. 15

Rate Floors Provide Earnings Benefit in a Declining Rate Environment • 99.9% of the portfolio is indexed to one-month USD LIBOR • Portfolio benefits from current low rate environment given in place LIBOR floors  98% of the portfolio is subject to a LIBOR floor of at least 0.95%  9% of total outstanding financing including the Secured Term Loan is subject to a LIBOR floor greater than 0.0%  Portfolio weighted average floor of 1.86% Net Interest Income Per Share Sensitivity to LIBOR(1) ($ Impact Per Share / Q) LIBOR as of 9/30/2020 0.15% 0.25% 0.50% 0.75% 1.00% LIBOR = 0.00% $0.00 LIBOR (1) Portfolio as of September 30, 2020. 16

Appendix 17

Portfolio Details

#	Investment	Location	Property Type	Investment Date	Committed Principal Amount	Current Principal Amount	Net Equity[2]	Future Funding[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key	LTV[4][7]	Risk Rating
Senior Loans[1]													
1	Senior Loan	Brooklyn, NY	Multifamily	5/22/2019	$386.0	$379.0	$96.1	$7.0	L + 2.7%	3.7	$ 442,278 / unit	51%	3
2	Senior Loan	Chicago, IL	Multifamily	6/28/2019	340.0	334.6	73.4	5.4	L + 2.8%	5.8	$ 418,289 / unit	75%	3
3	Senior Loan	Arlington, VA	Multifamily	6/28/2019	278.8	270.5	70.9	8.3	L + 2.6%	3.8	$ 243,698 / unit	70%	3
4	Senior Loan	New York, NY	Condo (Resi)	12/20/2018	234.5	196.5	39.3	38.0	L + 3.6%	3.3	$ 1,227 / SF	71%	4
5	Senior Loan	Boston, MA	Office	5/23/2018	227.3	207.3	37.2	20.0	L + 2.4%	2.7	$ 447 / SF	68%	3
6	Senior Loan	Plano, TX	Office	2/6/2020	226.5	182.8	31.6	43.7	L + 2.7%	4.4	$ 197 / SF	64%	3
7	Senior Loan	Various	Multifamily	5/31/2019	216.5	208.5	35.3	8.0	L + 3.5%	3.7	$ 194,882 / unit	74%	3
8	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	191.8	35.2	2.6	L + 3.8%	2.2	$ 180 / SF	63%	2
9	Senior Loan	Chicago, IL	Multifamily	6/6/2019	186.0	179.5	35.4	1.3	L + 2.7%	3.7	$ 364,837 / unit	74%	3
10	Senior Loan	Denver, CO	Multifamily	8/13/2019	185.0	169.4	48.1	15.6	L + 2.8%	3.9	$ 285,202 / unit	64%	3
11	Senior Loan	Irvine, CA	Office	11/15/2019	183.3	161.1	44.7	22.2	L + 2.9%	4.1	$ 264 / SF	66%	3
12	Senior Loan	Philadelphia, PA	Office	4/11/2019	182.6	154.4	24.9	28.2	L + 2.6%	3.6	$ 219 / SF	65%	3
13	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	59.2	18.2	116.3	L + 3.4%	4.3	$ 290 / SF	58%	3
14	Senior Loan	Seattle, WA	Office	9/13/2018	172.0	168.0	30.0	4.0	L + 3.8%	3.0	$ 490 / SF	62%	3
15	Senior Loan	Chicago, IL	Office	7/15/2019	170.0	131.2	21.9	38.8	L + 3.3%	3.9	$ 126 / SF	59%	3
16	Senior Loan	Philadelphia, PA	Office	6/19/2018	165.0	164.1	36.4	0.9	L + 2.5%	2.8	$ 169 / SF	71%	3
17	Senior Loan	New York, NY	Multifamily	12/5/2018	163.0	148.0	23.2	15.0	L + 2.6%	3.2	$ 556,391 / unit	67%	3
18	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	151.2	141.2	28.5	10.0	L + 2.9%	3.2	$ 407,993 / key	62%	4
19	Senior Loan	Various	Retail	12/19/2019	147.0	102.2	25.1	44.8	L + 2.6%	4.9	$ 76 / SF	55%	3
20	Senior Loan	Boston, MA	Multifamily	3/29/2019	138.0	137.0	22.2	1.0	L + 2.7%	3.5	$ 351,282 / unit	63%	3
21	Senior Loan	West Palm Beach, FL	Multifamily	11/7/2018	135.0	131.6	21.0	3.4	L + 2.9%	3.1	$ 162,108 / unit	73%	3
22	Senior Loan	Portland, OR	Retail	10/26/2015	109.6	109.6	89.5	-	L + 5.5%	0.1	$ 101 / SF	61%	5
23	Senior Loan	San Diego, CA	Multifamily	2/3/2020	102.3	102.3	20.8	-	L + 3.3%	4.4	$ 442,965 / unit	71%	4
24	Senior Loan	New York, NY	Condo (Resi)	8/4/2017	101.7	101.7	67.8	-	L + 4.7%	1.0	$ 1,720 / SF	53%	4
25	Senior Loan	State College, PA	Student Housing	10/15/2019	93.4	69.6	17.2	23.8	L + 2.7%	4.1	$ 54,762 / bed[9]	64%	3
26	Senior Loan	Seattle, WA	Multifamily	9/7/2018	92.3	92.3	16.8	-	L + 2.6%	2.9	$ 515,571 / unit	76%	3
27	Senior Loan	Los Angeles, CA	Multifamily	12/11/2019	91.0	91.0	19.0	-	L + 2.8%	2.3	$ 421,296 / unit	72%	3
28	Senior Loan	New York, NY	Multifamily	3/29/2018	86.0	86.0	14.5	-	L + 2.6%	2.5	$ 462,366 / unit	48%	3
29	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	14.6	-	L + 3.6%	2.5	$ 473 / SF	61%	3
30	Senior Loan	Philadelphia, PA	Multifamily	10/30/2018	77.0	77.0	13.0	-	L + 2.7%	3.1	$ 150,980 / unit	73%	3
31	Senior Loan	Brooklyn, NY	Hospitality	1/18/2019	76.4	76.4	16.0	-	L + 2.9%	3.4	$ 389,578 / key	69%	4
32	Senior Loan	Herndon, VA	Multifamily	12/23/2019	73.9	73.0	11.9	0.9	L + 2.5%	4.3	$ 248,395 / unit	72%	3
33	Senior Loan	Queens, NY	Industrial	7/21/2017	70.1	66.7	66.6	3.4	L + 3.0%	1.8	$ 117 / SF	64%	4
34	Senior Loan	Austin, TX	Multifamily	9/12/2019	67.5	67.5	12.4	-	L + 2.5%	4.0	$ 190,678 / unit	75%	3
35	Senior Loan	Atlanta, GA	Multifamily	8/9/2019	61.5	61.5	11.3	-	L + 3.0%	3.9	$ 170,833 / unit	74%	2
Total / Weighted Average					**$5,441.0**	**$4,973.2**	**$1,190.0**	**$462.6**	**L + 3.0%**	**3.5**		**66%**	**3.1**
Mezzanine Loans													
1	Floating Rate Mezzanine	Westbury, NY	Multifamily	1/27/2020	20.0	20.0	19.9	-	L + 9.0%	3.8	$ 464,135 / unit	66%	3
2	Fixed Rate Mezzanine[10]	Various	Retail	6/8/2015	5.5	5.5	0.9	-	11.0%	4.8	$ 45 / SF	71%	5
Total / Weighted Average					**$25.5**	**$25.5**	**$20.8**	**$0.0**	**11.0%**	**4.0**		**67%**	**3.4**
CMBS													
Total / Weighted Average					**$40.0**	**$35.7**	**$35.7**	**$4.3**	**4.8%**	**8.7**		**58%**	
Portfolio Total / Weighted Average					**$5,506.5**	**$5,034.4**	**$1,246.5**	**$466.9**	**4.8%**	**3.5**		**66%**	**3.1**
3Q20 Outstanding Portfolio[8]													**$5,034.4**

*See footnotes on subsequent page

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Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. (2) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (3) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (4) Weighted averages are weighted by current principal amount for senior loans and mezzanine loans and by net equity for our RECOP I CMBS B-Piece investment. (5) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.15% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) For senior loans, loan-to-value ratio ("LTV") LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 4, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 24, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. (8) Represents Current Principal Amount of Senior Loans and Mezzanine Loans and Net Equity for our RECOP I CMBS B-Piece investment. (9) For Senior Loan 24, Loan per SF of $1,720 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,018 based on allocating the full amount of the loan to only the residential units. (10) For Mezzanine Loan 2, Current Principal Amount is gross of $4.7 million written-off (of amortized cost). 19

Fully Extended Loan Maturities • Fully extended weighted average loan maturity of 3.5 years(1) Fully Extended Loan Maturities(1) ($ in Millions) $2,500 $2,282.1 $2,000 $1,500 $1,387.2 $1,000 $525.1 $500 $334.6 $258.6 $109.6 $101.7 $0 2020 2021 2022 2023 2024 2025 2026 (1) Excludes RECOP I CMBS B-Piece investment. 20

Consolidated Balance Sheets (in thousands - except share and per share data) September 30, 2020 December 31, 2019 Assets Cash and cash equivalents(1) $ 301,375 $ 67,619 Commercial mortgage loans, held-for-investment 4,895,974 4,931,042 Less: Allowance for credit losses (62,735) - Commercial mortgage loans, held-for-investment, net 4,833,239 4,931,042 Equity method investments 33,468 37,469 Accrued interest receivable 15,566 16,305 Other assets(2) 48,217 4,583 Total Assets $ 5,231,865 $ 5,057,018 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,846,350 $ 2,884,887 Collateralized loan obligation, net 808,311 803,376 Secured term loan, net 287,878 - Convertible notes, net 140,115 139,075 Loan participations sold, net 66,226 64,966 Dividends payable 24,138 25,036 Accrued interest payable 7,586 6,686 Accounts payable, accrued expenses and other liabilities(3) 5,076 3,363 Due to affiliates 5,127 5,917 Total Liabilities 4,190,807 3,933,306 Commitments and Contingencies Temporary Equity Redeemable preferred stock 1,951 1,694 Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of September 30, - - 2020 and December 31, 2019) Common stock, 300,000,000 authorized (55,491,405 and 57,486,583 shares with par value of $0.01 issued and 555 575 outstanding as of September 30, 2020 and December 31, 2019, respectively) Additional paid-in capital 1,170,110 1,165,995 Accumulated deficit (70,559) (8,594) Repurchased stock, 3,900,326 and 1,862,689 shares repurchased as of September 30, 2020 and December 31, 2019, (60,999) (35,958) respectively Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,039,107 1,122,018 Total Permanent Equity 1,039,107 1,122,018 Total Liabilities and Equity $ 5,231,865 $ 5,057,018 (1) Includes $12.0 million and $0.0 million held in collateralized loan obligations as of September 30, 2020 and December 31, 2019, respectively. (2) Includes $42.0 million and $0.0 million of loan repayment proceeds held with the servicer and receivable by the CLO as of September 30, 2020 and December 31, 2019, respectively. (3) Includes $1.4 million and $0.0 million of reserve for unfunded loan commitments as of September 30, 2020 and December 31, 2019, respectively. 21

Consolidated Statements of Income

(in thousands - except share and per share data)	Three Months Ended			Nine Months Ended	
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net Interest Income					
Interest income	$ 67,689	$ 67,219	$ 74,223	$ 205,987	$ 201,918
Interest expense	28,832	30,563	45,596	98,477	117,527
Total net interest income	38,857	36,656	28,627	107,510	84,391
Other Income					
(Loss) gain on sale of investments	-	-	(429)	-	(2,759)
Income (loss) from equity method investments	973	297	1,321	(631)	3,314
Change in net assets related to CMBS consolidated variable interest entities	-	-	544	-	1,665
Other income	102	196	853	658	2,006
Total other income (loss)	1,075	493	2,289	27	4,226
Operating Expenses					
General and administrative	3,563	4,046	2,704	11,376	7,846
Provision for credit losses, net	(126)	(1,366)	-	53,782	-
Management fees to affiliate	4,223	4,218	4,280	12,740	12,855
Incentive compensation to affiliate	990	1,249	-	3,845	2,098
Total operating expenses	8,650	8,147	6,984	81,743	22,799
Income (Loss) Before Income Taxes, Preferred Dividends and Redemption Value Adjustment	**31,282**	**29,002**	**23,932**	**25,794**	**65,818**
Income tax expense (benefit)	96	77	77	255	366
Net Income (Loss)	**31,186**	**28,925**	**23,855**	**25,539**	**65,452**
Preferred Stock Dividends and Redemption Value Adjustment	(165)	335	238	762	(251)
Net Income (Loss) Attributable to Common Stockholders	**$ 31,351**	**$ 28,590**	**$ 23,617**	**$ 24,777**	**$ 65,703**
Net Income (Loss) Per Share of Common Stock, Basic	**$ 0.56**	**$ 0.52**	**$ 0.41**	**$ 0.44**	**$ 1.14**
Net Income (Loss) Per Share of Common Stock, Diluted	**$ 0.56**	**$ 0.52**	**$ 0.41**	**$ 0.44**	**$ 1.14**
Weighted Average Number of Shares of Common Stock Outstanding, Basic	55,491,405	55,491,937	57,420,140	56,107,765	57,406,802
Weighted Average Number of Shares of Common Stock Outstanding, Diluted	55,632,170	55,504,077	57,549,066	56,187,461	57,511,292
Dividends Declared per Share of Common Stock	$ 0.43	$ 0.43	$ 0.43	$ 1.29	$ 1.29

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Reconciliation of GAAP Net Income to Core Earnings

(in thousands - except share and per share data)	Three Months Ended					
	September 30, 2020		June 30, 2020		September 30, 2019	
Net Income (Loss) Attributable to Common Stockholders	**$**	**31,351**	**$**	**28,590**	**$**	**23,617**
Adjustments						
Non-cash equity compensation expense		1,390		1,374		1,040
Unrealized (gains) or losses[(1)(2)]		(178)		973		71
CECL provision for credit losses, net		(126)		(1,366)		-
Non-cash convertible notes discount amortization		91		90		91
Mezzanine loan write-off		-		(4,650)		-
Reversal of previously unrealized loss now realized[(3)]		-		-		191
Core Earnings[(2)]	**$**	**32,528**	**$**	**25,011**	**$**	**25,010**
Weighted Average Shares Outstanding						
Basic		55,491,405		55,491,937		57,420,140
Diluted		55,632,170		55,504,077		57,549,066
Core Earnings per Weighted Average Share, Basic[(4)]	**$**	**0.59**	**$**	**0.45**	**$**	**0.44**
Core Earnings per Weighted Average Share, Diluted[(4)]	**$**	**0.58**	**$**	**0.45**	**$**	**0.43**

- Although pursuant to the Company's Management Agreement, KREF calculates the incentive compensation and base management fees due to its Manager using Core Earnings before incentive compensation, beginning with the first quarter of 2020, the Company revised its definition of Core Earnings for reporting purposes to be net of incentive compensation.

(1) Includes ($0.3) million, $0.2 million and $0.1 million non-cash redemption value adjustment of our SNVPS during 3Q'20, 2Q'20 and 3Q'19, respectively.
(2) Includes $0.1 million and $0.8 million of unrealized loss on RECOP I, an equity method investment, during 3Q'20 and 2Q'20, respectively.
(3) Represents the add back of $0.4 million GAAP net loss recognized during 3Q'19, offset by $0.2 million of loss representing the difference between cost and sales proceeds.
(4) Recasted 3Q'19 Core Earnings per Weighted Average Share, Basic and Diluted, to reflect changes in the definition of Core Earnings for reporting purposes. See Appendix page 24 for definitions.

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KKR REAL ESTATE FINANCE TRUST

Key Definitions • "Core Earnings": Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. Core Earnings is a measure that is not prepared in accordance with GAAP. The Company defines Core Earnings for reporting purposes as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. • The Company believes that providing Core Earnings on a supplemental basis to its net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of the Company’s business. Although pursuant to the Management Agreement with its Manager, the Company calculates the incentive compensation and base management fees due to its Manager using Core Earnings before incentive compensation, beginning with the first quarter of 2020, the Company revised its definition of Core Earnings for reporting purposes to be net of incentive compensation. • Core Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Core Earnings may not be comparable to similar measures presented by other REITs. • “IRR”: IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average underwritten IRR for the investments shown reflects the returns underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, taking into account certain assumptions around leverage up to no more than the maximum approved advance rate, and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitment and associated loan repayments, and assumes no defaults. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes the one-month spot USD LIBOR as of the date the loan was originated. There can be no assurance that the actual weighted average IRRs will equal the weighted average underwritten IRRs shown. 24